                                                                      Exhibit 21

                   THE WILLIAMS COMPANIES, INC. & AFFILIATES
March 23, 1994

                                                                                                        Percent
                                                                               Jurisdiction             Owned by
                                                                                    of                 Immediate
                                                                              Incorporation              Parent
                                                                              -------------              ------
The Williams Companies, Inc.  . . . . . . . . . . . . . . . . . . . . . .     Delaware
  Apco Argentina Inc.   . . . . . . . . . . . . . . . . . . . . . . . . .     Cayman Islands            62.60%
     Apco Properties Ltd. . . . . . . . . . . . . . . . . . . . . . . . .     Cayman Islands              100%
  Kern River Gas Supply Corporation   . . . . . . . . . . . . . . . . . .     Delaware                     50%
  Kern River Service Corporation  . . . . . . . . . . . . . . . . . . . .     Delaware                     50%
  Langside Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . .     Bermuda                     100%
  Northwest Pipeline Corporation  . . . . . . . . . . . . . . . . . . . .     Delaware                    100%
  Northwest Exploration Company   . . . . . . . . . . . . . . . . . . . .     Delaware                    100%
  Realco Realty Corp.   . . . . . . . . . . . . . . . . . . . . . . . . .     Delaware                    100%
     Realco of Crown Center, Inc. . . . . . . . . . . . . . . . . . . . .     Delaware                    100%
     Realco of San Antonio, Inc.  . . . . . . . . . . . . . . . . . . . .     Delaware                    100%
     Realco Realty Developments, Inc. . . . . . . . . . . . . . . . . . .     Delaware                    100%
  Tulsa Williams Company  . . . . . . . . . . . . . . . . . . . . . . . .     Delaware                    100%
  Willco, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     Delaware                    100%
  Williams Acquisition Holding Company, Inc.  . . . . . . . . . . . . . .     New Jersey                  100%
     Agrico Foreign Sales Corporation . . . . . . . . . . . . . . . . . .     Guam                        100%
     Fishhawk Ranch, Inc. . . . . . . . . . . . . . . . . . . . . . . . .     Florida                     100%
     Texasgulf Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .     Delaware                     15%
  Williams Arkoma Corporation   . . . . . . . . . . . . . . . . . . . . .     Delaware                    100%
  Williams Energy Company   . . . . . . . . . . . . . . . . . . . . . . .     Delaware                    100%
  Williams Energy Ventures, Inc.  . . . . . . . . . . . . . . . . . . . .     Delaware                    100%
     Carbon County UCG, Inc.  . . . . . . . . . . . . . . . . . . . . . .     Delaware                    100%
     F T & T, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . .     Delaware                    100%
     Williams Brokering Services, Inc.  . . . . . . . . . . . . . . . . .     Delaware                    100%
     Williams Energy Brokering Company  . . . . . . . . . . . . . . . . .     Delaware                    100%
     Williams Energy Derivatives and Trading Company  . . . . . . . . . .     Delaware                    100%
     Williams Energy Systems Company  . . . . . . . . . . . . . . . . . .     Delaware                    100%
     Williams Knowledge Systems, Inc. . . . . . . . . . . . . . . . . . .     Delaware                    100%
     Williams Producer's Services Company . . . . . . . . . . . . . . . .     Delaware                    100%
  Williams Exploration Company  . . . . . . . . . . . . . . . . . . . . .     Delaware                    100%
     Rainbow Resources, Inc.  . . . . . . . . . . . . . . . . . . . . . .     Colorado                    100%
  Williams Field Services Group, Inc.   . . . . . . . . . . . . . . . . .     Delaware                    100%
     NGL Production Company . . . . . . . . . . . . . . . . . . . . . . .     Utah                        100%
     Williams CNG Company . . . . . . . . . . . . . . . . . . . . . . . .     Delaware                    100%
     Williams Field Services - Mid-Continent Region Company . . . . . . .     Delaware                    100%
     Williams Field Services - Rocky Mountain Region Company  . . . . . .     Utah                        100%
     Williams Gas Company . . . . . . . . . . . . . . . . . . . . . . . .     Delaware                    100%
     Williams Gas Management Company  . . . . . . . . . . . . . . . . . .     Delaware                    100%
     Williams Gas Marketing Company . . . . . . . . . . . . . . . . . . .     Delaware                    100%
     Williams Gas Processing - Blanco, Inc. . . . . . . . . . . . . . . .     Delaware                    100%
     Williams Gas Processing Company  . . . . . . . . . . . . . . . . . .     Delaware                    100%
     Williams Gas Processing - Mid-Continent Region Company . . . . . . .     Delaware                    100%
     Williams Gas Processing - Wamsutter Company  . . . . . . . . . . . .     Delaware                    100%
     Williams Gas Supply Company  . . . . . . . . . . . . . . . . . . . .     Delaware                    100%
     Williams Power Company . . . . . . . . . . . . . . . . . . . . . . .     Delaware                    100%
     Williams Power Investments, Inc. . . . . . . . . . . . . . . . . . .     Delaware                    100%
     Williams Power Services, Inc.  . . . . . . . . . . . . . . . . . . .     Delaware                    100%
     Williams Production Company  . . . . . . . . . . . . . . . . . . . .     Delaware                    100%
     Williams Washington Power Services, Inc. . . . . . . . . . . . . . .     Delaware                    100%

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

                                                                                   Percent
                                                              Jurisdiction         Owned by
                                                                  of              Immediate
                                                             Incorporation         Parent
                                                             -------------         ------
Williams Information Services Corporation . . . . . . . . . .  Delaware               100%
Williams Natural Gas Company  . . . . . . . . . . . . . . . .  Delaware               100%
  Williams Gathering Company  . . . . . . . . . . . . . . . .  Delaware               100%
Willams Pipe Line Company . . . . . . . . . . . . . . . . . .  Delaware               100%
  WillBros Terminal Company . . . . . . . . . . . . . . . . .  Delaware               100%
  Williams Terminals Company. . . . . . . . . . . . . . . . .  Delaware               100%
Williams Relocation Services, Inc . . . . . . . . . . . . . .  Delaware               100%
Williams Storage Company  . . . . . . . . . . . . . . . . . .  Delaware               100%
Williams Telecommunications Group, Inc. . . . . . . . . . . .  Delaware               100%
  WilTel Communications Systems, Inc  . . . . . . . . . . . .  Delaware               100%
    Facilities Communications International . . . . . . . . .  Texas (Partnership)     50%
    WCS, Inc  . . . . . . . . . . . . . . . . . . . . . . . .  Delaware               100%
    WCS Microwave Services, Inc . . . . . . . . . . . . . . .  Nevada                 100%
  Vyvx, Inc   . . . . . . . . . . . . . . . . . . . . . . . .  Delaware               100%
  WilTel Data Network Services, Inc . . . . . . . . . . . . .  Delaware               100%
  WilTel Financial Corporation. . . . . . . . . . . . . . . .  Delaware               100%
  WilTel, Inc . . . . . . . . . . . . . . . . . . . . . . . .  Delaware               100%
    WilTel of New Hampshire, Inc. . . . . . . . . . . . . . .  New Hampshire          100%
    WilTel of Virginia, Inc . . . . . . . . . . . . . . . . .  Virginia               100%
  WilTel International, Inc . . . . . . . . . . . . . . . . .  Delaware               100%
  WilTel Undersea Cable, Inc. . . . . . . . . . . . . . . . .  Delaware               100%
Williams Western Holding Company, Inc . . . . . . . . . . . .  Delaware               100%
  Northwest Alaskan Pipeline Company  . . . . . . . . . . . .  Delaware               100%
  Northwest Argentina Corporation . . . . . . . . . . . . . .  Utah                   100%
  Northwest Border Pipeline Company . . . . . . . . . . . . .  Delaware               100%
    Northern Border Pipeline Company  . . . . . . . . . . . .  Texas (Partnership)  12.25%
  Northwest Land Company  . . . . . . . . . . . . . . . . . .  Delaware               100%
Williams Western Pipeline Company . . . . . . . . . . . . . .  Delaware               100%
  Kern River Gas Transmission Company . . . . . . . . . . . .  Texas (Partnership)     50%